UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2021 (December 29, 2021)

SRAX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37916	45-2925231
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

456 Seaton Street, Los Angeles, CA	90013
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(323) 694-9800

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common stock	SRAX	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On December 29, 2021, SRAX, Inc. (“Company”) entered into an exchange agreement (“Agreement”) with BIGtoken, Inc., the Company’s former subsidiary (“FPVD”). Pursuant to the Agreement, the Company exchanged all 149,562,566,584 shares of FPVD common stock (“FPVD Common Stock”) owned by the Company in exchange for 242,078 shares of FPVD’s Series D Convertible Preferred Stock (“Series D Stock”) (the “Exchange”). The Series D Stock issued to the Company by FPVD is (i) convertible into the same number of shares of FPVD Common Stock held by the Company immediately prior to the Exchange (subject to a beneficial ownership limitation on conversion), (ii) is non-voting except as required by law and (iii) is otherwise on parity with the FPVD Common Stock with regard to its rights, preferences and limitations.

The foregoing description of the Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 10.01, and which is incorporated herein by reference.

Item 8.01 Other Items

On November 30, 2021, FPVD completed a merger (“BritePool Merger”) with BritePool, Inc. As a result of the BritePool Merger, the Company’s ownership interest in FPVD was reduced from 65.9% to 36.45% of the outstanding FPVD Common Stock. Additionally, pursuant to the Exchange described above in Item 1.01, the Company exchanged its FPVD Common Stock for Series D Stock. As a result of the BritePool Merger and the Exchange, the Company’s management concluded that the Company no longer had a controlling financial interest in FPVD, and accordingly, deconsolidated with FPVD. The Company’s assessment as to whether the FPVD segment’s historical results will be reported in the Company’s consolidated financial statements as discontinued operations is ongoing and will be finalized in conjunction with the Company’s financial statement close process for the year ended December 31, 2021.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial information

This Current Report on Form 8-K includes unaudited pro forma condensed consolidated financial statements, which include the deconsolidation for accounting purposes of the Company’s ownership in FPVD as a result of the items described in this Current Report on Form 8-K. These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the expected results of operations for any future period. Consequently, actual future results are likely to be different than amounts presented in the unaudited pro forma pro forma condensed combined consolidated financial statements and such differences could be significant.

(d)

Exhibit No.	Description
10.01	Exchange Agreement with FPVD dated December 29, 2021
99.01	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company including (i) Balance Sheet as of September 30, 2021, (ii) Statement of Operations for the 9 months ending September 30, 2021, and (iii) Statement of Operations for the year ending December 31, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 30, 2021	SRAX, Inc.

/s/ Christopher Miglino
By: Christopher Miglino
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
10.01	Exchange Agreement with FPVD dated December 29, 2021.
99.01	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company including (i) Balance Sheet as of September 30, 2021, (ii) Statement of Operations for the 9 months ending September 30, 2021, and (iii) Statement of Operations for the year ending December 31, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)